Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the filing of Tech Electro Industries, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-QSB for the period ending June 30, 2002 with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Tan, President and Chief Executive Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ William Tan
--------------------
William Tan
President and Chief Executive Officer

August 13, 2002